Page 1 of 9 Li-Cycle Provides Business Update, Following Announcement of $75 Million Investment from Glencore Conference Call and Webcast on Tuesday, March 19 at 8:15 a.m. Eastern Time to discuss business update and 2023 financial results Highlights • Announced $75 million strategic investment from Glencore and amended existing convertible note, with expected closing on or about March 25th, 2024; • Continuing to work closely with the U.S. Department of Energy (DOE) on the conditional commitment for a loan of up to $375 million; • Executing on Cash Preservation Plan, including further organization right-sizing and right- shaping, as well as streamlining of operations; • Delivered 6,825 tonnes of black mass & black mass equivalents, exceeding the top end of the revised annual production guidance; and • Conducting an internal technical review to examine scope and cost for the Rochester Hub project and confirmed technical viability to produce lithium carbonate and mixed hydroxide precipitate. TORONTO, ONTARIO (March 18, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) ("Li-Cycle" or the “Company"), a leading global lithium-ion battery resource recovery company, today provided a business update. “Since embarking on our comprehensive review, we are pleased to report significant progress, including improving our current liquidity position and conducting an internal technical review of the Rochester Hub. We recently announced $75 million of strategic financing from Glencore to enhance our liquidity position and further build on our long-term strategic partnership.” said Ajay Kochhar, Li-Cycle’s President and Chief Executive Officer. “Additionally, as part of our internal technical review of the Rochester Hub project, we confirmed the technical viability of producing lithium carbonate and mixed hydroxide precipitate (“MHP”). We also continue to work closely with the DOE on the conditional commitment for a loan of up

Page 2 of 9 to $375 million. We believe the strategic value of the Rochester Hub is underpinned by strong industry fundamentals driving robust demand for domestic sources of critical battery materials.” Financing Following the announcement by the Company in October 2023 of the construction pause for the Rochester Hub project, the Company formed a Special Committee solely composed of independent Board directors (and which excluded Glencore’s Board representative) (the “Special Committee”) and the Special Committee engaged Moelis & Company LLC (“Moelis”) as its financial advisor to explore financing options and to evaluate strategic alternatives. After a robust process conducted by the Special Committee to review and evaluate potential financial and strategic alternatives available to the Company, Li-Cycle entered into an agreement on March 12, 2024 to issue a senior secured convertible note in an aggregate principal amount of $75 million to an affiliate of Glencore plc (LON: GLEN) (“Glencore”), with expected closing on or around March 25, 2024. This demonstrates Glencore’s continued endorsement of Li-Cycle’s Spoke & Hub model, patented recycling technology, and development plans for the Rochester Hub. Glencore’s $75 million investment represents an interim step in Li-Cycle’s funding strategy to support the Company’s future plans. Li-Cycle continues to assess additional financing opportunities, including continuing to work closely with the DOE Loan Programs Office on the conditional commitment for a loan of up to $375 million under the DOE’s Advanced Technology Vehicles Manufacturing program. Cash Preservation Plan As part of the pause in construction of the Rochester Hub project, on November 1, 2023, Li-Cycle implemented a Cash Preservation Plan (“CPP”) to reduce expenses and slow cash outflows, while exploring both financing options and strategic alternatives to increase liquidity. As a result of the CPP, the Company has taken steps to significantly reduce its workforce and curtail other non- operational spending. Additionally, the Company has slowed operations at its Spoke network, including pausing operations at its Ontario Spoke, slowing operations at its New York, Arizona and Alabama Spokes on an ongoing basis, and is currently re-evaluating the Company’s strategy for its North American Spokes, which may include further pauses or slowdowns. In 2023, Li-Cycle’s Spokes produced 6,825 tonnes of black mass, which exceeded the top end of its revised annual guidance.

Page 3 of 9 Based on the go-forward strategic objectives and the CPP, Li-Cycle expects to further right-size and right-shape its organization. The Company will continue to evaluate other measures to reduce costs and expects the results from the CPP to deliver lower cash outflows. As of December 31, 2023 and March 15, 2024, Li-Cycle had cash and cash equivalents on hand of approximately $71 million and approximately $35 million respectively, excluding restricted cash of approximately $10 million. This excludes expected gross proceeds from the Glencore financing of $75 million which is expected to close on or about March 25, 2024. Based on cash on hand as of March 15, 2024 and the expected gross proceeds from the Glencore financing, pro forma cash is estimated to be approximately $110 million, excluding restricted cash of approximately $10 million. Rochester Hub Project On October 23, 2023, the Company announced that it was pausing construction on the Rochester Hub project, pending completion of a comprehensive review of the project’s go-forward strategy. As of December 31, 2023, the Company incurred total costs of approximately $567 million on the project, comprised of total cash spend of approximately $452 million, including $97 million of spend for the construction of process buildings and warehouse and costs incurred but not yet paid of approximately $115 million. The Company has been conducting an internal technical and economic review of the Rochester Hub project in order to assess a possible change in the project development strategy. The internal technical review has focused on constructing, commissioning and operating only those process areas needed to produce two key products: lithium carbonate and MHP, containing nickel, cobalt and manganese. The construction, commissioning and operating costs for process areas associated with production of nickel sulphate and cobalt sulphate, as originally planned for the Rochester Hub, have not been included in the internal technical review and there are no current plans that include production of nickel sulphate and cobalt sulphate. The internal technical review confirmed the technical viability of the MHP process and allows the project to proceed on a schedule aligned with the Company's current expectations regarding the timing and evolution of the battery recycling and EV markets, subject to obtaining any required permits, regulatory approvals, if needed, and additional financing. As part of the internal technical review, the Company has conducted an engineering study internally and estimates the cost to complete (“CTC”) the Rochester Hub project under the MHP scope at approximately $508 million, including approximately $115 million of costs incurred but not yet paid as of December 31, 2023. Taking into account total cash spend of approximately $452

Page 4 of 9 million as of December 31, 2023, the revised estimated project cost of the Rochester Hub Project is approximately $960 million for the MHP scope. The increase in estimated project cost as compared to the prior range from November 2023 of approximately $850 million to approximately $1 billion, that included the expected production of nickel sulphate and cobalt sulphate, is primarily due to further refinement of the methodology used for estimating the project cost based on an MHP scope and the cost required to complete the MHP project. The CTC estimate for the MHP scope is based solely upon the internal technical review, is subject to a number of assumptions, including refining detailed engineering, procurement, construction activities, including the cost of labor and is likely to change. The Company continues to complete its comprehensive review work, including re-engaging and re-bidding construction subcontracts. In addition to the CTC, the Company will incur costs during the construction pause between October 23, 2023 to the potential project re-start date, which the Company expects to fund with current cash and required additional interim funding. The Company will also incur other costs such as working capital, commissioning and ramp-up costs and financing costs which will be included in the full funding solution. Key Glencore Investment Terms The Glencore $75 million investment is expected to close on or about March 25, 2024, subject to customary closing conditions. Glencore will purchase from the Company a senior secured convertible note that will mature on the fifth anniversary of closing and will be convertible into common shares of the Company at an initial conversion price of $0.53 per Li-Cycle common share. Li-Cycle will have the option to pay interest on the Note in cash or in-kind (“PIK”). Cash interest payments will be based on the Secured Overnight Financing Rate (“SOFR”) plus 5.0% per year, and PIK payments will be based on SOFR plus 6.0% per year. In addition, Li-Cycle and Glencore have agreed to amend and restate the terms of the existing Glencore convertible note, which was issued on May 31, 2022 and has a current aggregate principal amount outstanding of approximately $225 million in two tranches, each of which will include new terms that come into effect upon the occurrence of future events. For more information, refer to our press release and Form 8-K dated March 12, 2024. The issuance and sale of the senior secured convertible note to Glencore is subject to customary closing conditions and the expiration of the ten-day period for required notice to shareholders informing them of the Company’s reliance on the New York Stock Exchange (“NYSE”) financial

Page 5 of 9 viability exception to the NYSE’s shareholder approval policy and is expected to close on or about March 25, 2024. Webcast and Conference Call Information On Tuesday, March 19, 2024, at 8:15 a.m. Eastern Time, the Company management will host a webcast and conference call to provide a business update and a review of financial results for full year 2023 as filed and reported on Friday March 15, 2024. The related presentation materials for the webcast and conference call will be made available on the investor section of the Li-Cycle website: https://investors.li-cycle.com/overview/default.aspx Investors may listen to the conference call live via audio-only webcast or through the following dial-in numbers: Domestic: (800) 579-2543 International: (203) 518-9814 Participant Code: LICYQ423 Webcast: https://investors.li-cycle.com A replay of the conference call/webcast will also be made available on the Investor Relations section of the Company’s website at https://investors.li-cycle.com. About Li-Cycle Holdings Corp. Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/. Investor Relations

Page 6 of 9 Nahla Azmy Sheldon D'souza Email: investors@li-cycle.com Media Louie Diaz Email: media@li-cycle.com Cautionary Notes - Forward-Looking Statements and Unaudited Results Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the expected closing of the Glencore investment and the Company’s expected pro forma cash following the closing; the Company’s plans regarding the Cash Preservation Plan including future cost reductions and workforce reductions; the Company’s plans regarding the Rochester Hub, including the project scope, the estimated project costs and funding; the Company’s future funding strategy; the Company’s financial and liquidity position; statements regarding the up to $375 million conditional commitment for a loan by the U.S. Department of Energy; statements regarding the development of Li-Cycle’s Hub facilities, including the Rochester Hub; statements regarding the growth of global demand for critical battery materials and Li- Cycle’s position as a leading provider of critical battery materials; and statements regarding the operations and development of the North American Spokes. These statements are based on various assumptions, whether or not identified in this communication, including but not limited to assumptions regarding the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s expectations regarding near-term significant workforce reductions and the ability to right-size and right-shape the organization; Li-Cycle's ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or execute any strategic transactions; the expected closing of the Glencore

Page 7 of 9 investment; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners; the success of the Cash Preservation Plan, the outcome of the review of the go-forward strategy of the Rochester Hub, Li-Cycle’s ability to attract new suppliers or expand its supply pipeline from existing suppliers; general economic conditions; currency exchange and interest rates; compensation costs; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward- looking statements. These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to successfully implement its global growth strategy, on a timely basis or at all; Li-Cycle’s inability to manage future global growth effectively; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle's history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li- Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s Cash Preservation Plan and related past and expected near-term further significant workforce reductions; Li-Cycle's inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise strategic review of all or any of Li-Cycle’s

Page 8 of 9 operations and capital project and obtain financing and other strategic alternatives; Li-Cycle’s ability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle's potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle's current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li- Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle's failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; uncertainty regarding the sublease agreement with Pike Conductor Dev 1, LLC related to the construction, financing and leasing of a warehouse and administrative building for the Rochester Hub; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s heavy reliance on the experience and expertise of its management; Li- Cycle’s reliance on third-party consultants for its regulatory compliance; Li-Cycle’s inability to complete its recycling processes as quickly as customers may require; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; significant variance in Li-Cycle’s operating and financial results from period to period due to fluctuations in its operating costs and other factors; fluctuations in foreign currency exchange rates which could result in declines in reported sales and net earnings; unfavorable economic conditions, such as consequences of the global COVID-19 pandemic; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li- Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively

Page 9 of 9 remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interests that may differ from, or be in conflict with, the interests of other shareholders; and risks related to adoption of Li-Cycle’s shareholder rights plan and amendment to the shareholder rights plan and the volatility of the price of Li-Cycle’s common shares. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the section entitled "Item 1A. Risk Factors" and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement. Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.